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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 1999


                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)

   Delaware                               333-56081                               52-1495132
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(State or other                         (Commission                             (IRS Employee
jurisdiction of                         File Number)                         Identification No.)
incorporation)


                      343 Thornall Street, Edison, NJ                                08837
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                   (Address of principal executive offices)                        Zip Code

           Registrant's telephone, including area code: (732) 205-0600

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         (Former name and former address, if changed since last report)

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ITEM 2. Acquisition or Disposition of Assets: General.

        On March 25, 1999, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 1999-S4, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 18, 1999, as supplemented by the prospectus supplement dated March 18, 1999 (together, the "Prospectus").

        The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class A-8 Certificates, the Class A-9 Certificates, the Class A-10 Certificates, the Class A-11 Certificates, the Class A-12 Certificates, the Class A-13 Certificates, the Class A-14 Certificates, the Class A-15 Certificates, the Class A-16 Certificates, the Class A-17 Certificates, the Class A-X Certificates, the Class A-P Certificates and the Class A-R Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

        The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
     4                              Pooling and Servicing Agreement among Chase
                                    Mortgage Finance Corporation, Chase
                                    Manhattan Mortgage Corporation and Citibank,
                                    N.A., as trustee, dated as of March 1, 1999, for Multi-Class Mortgage Pass-Through
                                    Certificates, Series 1999-S4.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

March 25, 1999
                                              By: /s/ Eileen Lindblom
                                                 -------------------------------
                                              Name:  Eileen Lindblom
                                              Title: Vice President



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                                INDEX TO EXHIBITS


Exhibit No.               Description
-----------               -----------
    4                     Pooling and Servicing Agreement among Chase Mortgage
                          Finance Corporation, Chase Manhattan Mortgage
                          Corporation and Citibank, N.A., as trustee, dated as of March 1, 1999, for Multi-Class Mortgage
                          Pass-Through Certificates, Series 1999-S4.